Exhibit 10.5

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “IP Security Agreement”), dated as of September 15, 2020, is made by LiveXLive Media, Inc., a Delaware corporation (the “Company”), and the other Debtors a party hereto (together with the Company, each individually a “Debtor” and collectively, the “Debtors”), in favor of the holder(s) of the Company’s 8.5% Original Issue Discount Secured Notes due September 15, 2022, in the original aggregate principal amount of $15,000,000 (collectively, the “Note”) that is a signatory hereto, and its endorsees, transferees and assigns (collectively, the “Secured Party”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement (as defined below).

RECITALS

WHEREAS, pursuant to that certain the Securities Purchase Agreement, dated as of July 2, 2020, as amended on July 30, 2020, among the Company and the Secured Party (as amended, modified or supplemented from time to time, the “Purchase Agreement”), the Secured Party has agreed to extend the loans to the Company evidenced by the Note;

WHEREAS, in order to induce the Secured Party to extend the loans evidenced by the Note, each Debtor has agreed to execute and deliver to the Secured Party that certain Security Agreement dated as of September 15, 2020 (as amended, modified or supplemented from time to time, the “Security Agreement”), in favor of the Secured Party to grant the Secured Party a security interest in certain property of the Debtors to secure the prompt payment, performance and discharge in full of all of the Debtors obligations under the Note and the other Transaction Documents (as defined in the Purchase Agreement); and

WHEREAS, under the terms of the Security Agreement, the Debtors have granted a security interest to the Secured Party, in, among other property, certain intellectual property of the Debtors, and agreed to execute and deliver this IP Security Agreement, for recording with national, federal and state government authorities, including, but not limited to, the United States Patent and Trademark Office and the United States Copyright Office.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtors and the Secured Party hereby agree as follows:

1. Grant of Security. The Debtors hereby pledge and grant to the Secured Party a security interest in and to all of the right, title and interest of the Debtors in, to and under the following, wherever located, and whether now existing or hereafter arising or acquired from time to time (the “IP Collateral”):

(a) the patents and patent applications set forth in Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions and re-examinations thereof and amendments thereto (the “Patents”);

(b) the trademark registrations and applications set forth in Schedule 2 hereto, together with the goodwill connected with the use of and symbolized thereby and all extensions and renewals thereof (the “Trademarks”), excluding only United States of America intent-to-use trademark applications to the extent that and solely during the period in which the grant of a security interest therein would impair, under applicable federal law, the registrability of such applications or the validity or enforceability of registrations issuing from such applications;

(c) all internet domain name registrations and social media accounts or user names (including “handles”) incorporating the Trademarks or owned by each Debtor (“Domain Name Registrations”), including the Domain Name Registrations set forth on Schedule 3 hereto;

(d) the copyright registrations and applications set forth in Schedule 4 hereto, and all extensions and renewals thereof (the “Copyrights”);

(e) all rights of any kind whatsoever of any Debtor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(f) any rights in patents and patent applications, trademark registrations and applications, copyright registrations and applications, domain name registration, social media accounts, and designs licensed to any Debtor, set forth in Schedule 5 hereto;

(g) any and all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(h) any and all claims and causes of action, with respect to any of the foregoing, whether occurring before, on or after the date hereof, including all rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2. Recordation. Each Debtor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials in any jurisdiction to record and register this IP Security Agreement upon request by the Secured Party.

3. Transaction Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, which is hereby incorporated by reference. The provisions of the Security Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Secured Party with respect to the IP Collateral are as provided by the Security Agreement and the other Transaction Documents, and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4. Execution in Counterparts. This IP Security Agreement may be executed by one or more of the parties to this IP Security Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5. Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6. Governing Law and Venue. Except to the extent mandatorily governed by the jurisdiction or situs where the IP Collateral is located, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except to the extent mandatorily governed by the jurisdiction or situs where the IP Collateral is located, each party hereto agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this IP Security Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New Castle, Delaware (the “Delaware Courts”). Except to the extent mandatorily governed by the jurisdiction or situs where the IP Collateral is located, each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

7. Waiver of Jury Trial. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this IP Security Agreement or the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this IP Security Agreement to be duly executed on the day and year first above written.

DEBTORS:

LIVEXLIVE MEDIA, INC.

By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	CEO

SLACKER, INC.

By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	CEO

LIVEXLIVE, CORP.

By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	CEO

LXL STUDIOS, INC.

By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	CEO

LXL INFLUENCERS, INC.

By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	CEO

[Debtors’ signature page continues on the following page]

LIVEXLIVE EVENTS, LLC

By:	/s/ Jerome N. Gold
	Name:	Jerome N. Gold
	Title:	Executive Vice President

REACT PRESENTS, LLC

By:	/s/ Jerome N. Gold
	Name:	Jerome N. Gold
	Title:	Authorized Signatory

SPRING AWAKENING, LLC

By:	/s/ Jerome N. Gold
	Name:	Jerome N. Gold
	Title:	Authorized Signatory

SUMMER SET MUSIC AND CAMPING FESTIVAL, LLC

By:	/s/ Jerome N. Gold
	Name:	Jerome N. Gold
	Title:	Authorized Signatory

LIVEXLIVE PODCASTONE, INC.

By:	/s/ Jerome N. Gold
	Name:	Jerome N. Gold
	Title:	Executive Vice President

COURTSIDE GROUP, INC.

By:	/s/ Norman Pattiz
	Name:	Norman Pattiz
	Title:	Executive Chairman

[Debtors’ signature page continues on the following page]

COURTSIDE, LLC

By:	/s/ Norman Pattiz
	Name:	Norman Pattiz
	Title:	Executive Chairman

PODCASTONE SALES, LLC

By:	/s/ Norman Pattiz
	Name:	Norman Pattiz
	Title:	Executive Chairman

KOKO (CAMDEN) HOLDINGS (US), INC.

By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Executive Chairman and President

LIVEXLIVE TICKETS, INC.

By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Authorized Signatory

[Secured Party’s signature page continues on the following page]

SECURED PARTY:

HARVEST SMALL CAP PARTNERS, L.P.

By:	/s/ Jeffrey Osher
	Name:	Jeffrey Osher
	Title:	Managing Member

HARVEST SMALL CAP PARTNERS MASTER, LTD.

By:	/s/ Jeffrey Osher
	Name:	Jeffrey Osher
	Title:	Managing Member